Exhibit 99.11
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Consumer Markets gross profit)

3 Month Rolling Average (%)

	2008	2009	2010	2011	2012
January	24.2	23.6	33.1	29.6	25.9
February	24.0	29.1	32.4	29.0	26.0
March	24.4	32.2	33.0	29.3	26.4
April	24.6	36.5	32.8	29.4	26.3
May	24.6	36.2	33.8	28.1	26.8
June	23.9	37.5	32.4	26.6	26.8
July	21.8	37.2	31.3	25.2	27.2
August	19.5	36.8	29.9	25.3
September	19.2	35.5	28.9	23.0
October	20.1	34.4	29.8	23.4
November	21.1	33.6	30.0	23.7
December	21.8	33.9	30.9	25.3

12 Month Rolling Average (%)

	2008	2009	2010	2011	2012
January	24.9	22.4	35.4	30.9	26.0
February	24.9	23.4	34.9	30.7	25.8
March	24.7	24.2	35.0	30.4	25.3
April	24.8	25.5	34.4	30.0	25.2
May	24.7	26.4	34.2	29.2	25.5
June	24.4	27.7	33.7	28.8	25.4
July	23.7	29.5	32.9	28.4	25.7
August	23.1	31.0	32.4	28.0
September	23.0	32.0	32.0	27.3
October	22.6	33.3	31.7	26.8
November	22.2	34.1	31.5	26.5
December	22.3	34.8	31.3	26.0